Exhibit 99.6

PRUDENTIAL FINANCIAL, INC.

Schedule III

Supplementary Insurance Information

As of and for the Year Ended December 31, 2005 (in millions)

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits, Losses, Claims, Expenses	Unearned Premium	Other Policy Claims and Benefits Payable	Premiums, Policy Charges and Fee Income	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Amortization of DAC	Other Operating Expenses	Premiums Written
Individual Life and Annuities	$4,443	$2,818	$—	$14,196	$2,290	$1,118	$1,340	$542	$1,118	$—
Group Insurance	170	4,227	209	5,058	3,561	593	3,417	3	558	—

Insurance Division	4,613	7,045	209	19,254	5,851	1,711	4,757	545	1,676	—

Asset Management	—	—	—	—	—	105	—	33	1,199	—
Financial Advisory	—	—	—	—	—	10	—	—	708	—
Retirement	119	13,339	—	37,901	508	3,050	2,549	24	824	—

Investment Division	119	13,339	—	37,901	508	3,165	2,549	57	2,731	—

International Insurance	3,761	30,747	53	14,400	6,287	1,299	5,271	391	899	—
International Investments	—	—	—	—	—	25	—	—	382	—

International Insurance and Investments Division	3,761	30,747	53	14,400	6,287	1,324	5,271	391	1,281	—

Corporate and Other	(136)	631	28	(1,061)	(30)	623	25	(79)	463	—

Total Financial Services Businesses	8,357	51,762	290	70,494	12,616	6,823	12,602	914	6,151	—

Closed Block Business	1,081	50,113	—	9,285	3,619	3,721	6,783	99	662	—

Total	$9,438	$101,875	$290	$79,779	$16,235	$10,544	$19,385	$1,013	$6,813	$—

PRUDENTIAL FINANCIAL, INC.

Schedule III

Supplementary Insurance Information

As of and for the Year Ended December 31, 2004 (in millions)

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits, Losses, Claims, Expenses	Unearned Premium	Other Policy Claims and Benefits Payable	Premiums, Policy Charges and Fee Income	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Amortization of DAC	Other Operating Expenses	Premiums Written
Individual Life and Annuities	$4,058	$2,698	$—	$14,174	$2,047	$1,010	$1,358	$401	$1,096	$—
Group Insurance	111	3,746	154	4,761	3,292	561	3,140	4	574	—

Insurance Division	4,169	6,444	154	18,935	5,339	1,571	4,498	405	1,670	—

Asset Management	—	—	—	—	—	87	—	43	1,155	—
Financial Advisory	—	—	—	—	—	2	—	—	563	—
Retirement	73	13,571	—	36,490	248	2,612	2,178	10	657	—

Investment Division	73	13,571	—	36,490	248	2,701	2,178	53	2,375	—

International Insurance	3,520	33,124	61	16,431	5,477	919	4,342	365	787	—
International Investments	—	—	—	—	—	14	—	—	369	—

International Insurance and Investments Division	3,520	33,124	61	16,431	5,477	933	4,342	365	1,156	—

Corporate and Other	(138)	652	37	(498)	(13)	525	92	(55)	336	—

Total Financial Services Businesses	7,624	53,791	252	71,358	11,051	5,730	11,110	768	5,537	—

Closed Block Business	1,223	49,511	—	9,775	3,776	3,681	6,557	105	654	—

Total	$8,847	$103,302	$252	$81,133	$14,827	$9,411	$17,667	$873	$6,191	$—

PRUDENTIAL FINANCIAL, INC.

Schedule III

Supplementary Insurance Information

As of and for the Year Ended December 31, 2003 (in millions)

Segment	Deferred Policy Acquisition Costs	Future Policy Benefits, Losses, Claims, Expenses	Unearned Premium	Other Policy Claims and Benefits Payable	Premiums, Policy Charges and Fee Income	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Amortization of DAC	Other Operating Expenses	Premiums Written
Individual Life and Annuities	$3,830	$2,655	$—	$11,756	$1,808	$861	$1,360	$253	$800	$—
Group Insurance	88	3,515	150	4,568	3,095	585	3,040	3	505	—

Insurance Division	3,918	6,170	150	16,324	4,903	1,446	4,400	256	1,305	—

Asset Management	—	—	—	—	—	61	—	54	1,098	—
Financial Advisory	—	—	—	—	—	53	—	—	1,417	—
Retirement	23	12,937	—	17,632	101	2,043	1,734	10	340	—

Investment Division	23	12,937	—	17,632	101	2,157	1,734	64	2,855	—

International Insurance	2,769	27,570	51	11,591	4,828	789	3,684	284	829	—
International Investments	—	—	—	—	—	(11)	—	—	257	—

International Insurance and Investments Division	2,769	27,570	51	11,591	4,828	778	3,684	284	1,086	—

Corporate and Other	(105)	494	22	(6)	1,429	638	1,154	207	1,030	1,482

Total Financial Services Businesses	6,605	47,171	223	45,541	11,261	5,019	10,972	811	6,276	1,482

Closed Block Business	1,221	48,842	—	9,134	3,860	3,632	6,765	121	726	—

Total	$7,826	$96,013	$223	$54,675	$15,121	$8,651	$17,737	$932	$7,002	$1,482

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